UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2022

LuxUrban Hotels Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41473	82-3334945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

212 Biscayne Blvd, Suite 253, Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 723-7368

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	LUXH	The Nasdaq Stock Market LLC

Item 1.01	Entry into a Material Definitive Agreement.

On November 7, 2022, LuxUrban Hotels Inc., a Delaware corporation (the “Company” or “we” or similar pronouns) and Rebel Hotel Company LLC (“Rebel”), a Delaware limited liability company, entered into a Hotel Management Agreement (the “Agreement”), pursuant to which Rebel will assume a variety of operational responsibilities associated with certain hotels identified from time to time in our New York City portfolio that are marketed under our LuxUrbanTM brand, including, initially, The Washington New York City (the “Hotel”).

We expect to benefit from Rebel’s expertise in managing day-to-day hotel operations, scale-driven operating efficiencies, project and cost management, access to an experienced industry talent pool, B2B sales initiatives, custom branding at the property level, preferred pricing on third party OTAs, supplies, and other meaningful cost reductions across the organization.

The Agreement will commence on or about November 17, 2022 (‘‘Commencement Date”) and expires on the date which is six (6) months from the Commencement Date (“Initial Term”), and extends automatically (a) for an additional six (6) month period and (b) thereafter, for terms of one (1) year each (each such additional term, the “Extension Term” and together with the Initial Term, the “Operating Term”), unless no less than ninety (90) days prior to the expiration of the Initial Term or the then-current Extension Term, as applicable, either party notifies the other in writing that the Operating Term shall end at the end of the Initial Term or the then current Extension Term, as applicable.

Under the terms of the Agreement, Rebel will operate the Hotel and all of its facilities and activities in the same manner as is customary and usual in the operation of similar hotels in the area of the Hotel to the extent consistent with agreed upon annual budgets. In connection with such operation, Rebel consults with us and provides advice concerning all policies and procedures affecting all phases of the conduct of business at the Hotel. Rebel will also consults with us prior to implementing any material changes in policies and procedures relating to the Hotel.

All Hotel employees shall be employees of Rebel. All compensation (including without limitation all wages, fringe benefits and severance payments) of the Hotel employees shall be an “Operating Expense” as defined in the Agreement and shall be borne by us and paid or reimbursed to Operator out of the “Agency Account” prescribed under the terms of the Agreement or if the amounts therein are insufficient by us upon demand therefor by Rebel.

On are about the Commencement Date, we provided Rebel with certain minimum working capital for the Hotel based on an agreed upon budge. We are obligated to provide either from the Hotel’s operating revenues or from other funds, sufficient additional working capital as determined in good faith by Rebel for normal working capital the uninterrupted and efficient operation of the Hotel.

From and after the Commencement Date until the end of the Operating Term for services rendered under the Agreement:

•	We shall pay Rebel a monthly basic fee (“Basic Fee”) equal to 1% of Total Operating Revenues (as defined in the Agreement), provided that it shall be no less than Nine Thousand Dollars ($9000) per month (prorated for any partial calendar month); and

•	In addition to the Basic Fee, we shall pay Rebel an incentive fee (“Incentive Fee” and with the Basic Fee, the “Management Fee”)) equal to ten percent (10%) of the amount by which the actual Adjusted Gross Operating Profit (as defined in the purchase Agreement) exceeds the budgeted Adjusted Gross Operating Profit, for the relevant month, as set forth in the Operating Budget then in effect for the applicable Fiscal Year. The Incentive Fee is accrued monthly and will be paid annually.

Notwithstanding the terms of Sections 9.1(a) and (b), in any Fiscal Year, the entirety of the Management Fees shall not exceed three and one-half percent (3.5%) of the Total Operating Revenues. At the end of each Fiscal Year and following receipt by us of our annual audit, an adjustment will be made, if necessary, based on the audit so that Rebel shall have received the accurate Basic Fee and Incentive Fee for such fiscal year. At the end of the fiscal year all accrued Incentive Fee for such Fiscal Year shall be paid within thirty (30) days after the delivery of the annual audit (or if no annual audit is performed, thirty (30) days after the submission by Rebel of the annual financial statements for such fiscal year and shall be deducted by Rebel out of the Agency Account.

In addition to the Management Fee, we pay to Rebel , on a monthly basis, an Accounting Fee of Two Thousand Dollars ($2,000) for its centralized accounting services, plus any additional fee associated with Rebel’s payment of our expenses.

Forward Looking Statements

This current report contains forward-looking statements, including with respect to the expected closing of noted lease transactions and continued closing on additional leases for properties in the Company’s pipeline, as well the Company’s anticipated ability to commercialize efficiently and profitably the properties it leases and will lease in the future. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those set forth under the caption “Risk Factors” in the prospectus forming part of the Company’s effective Registration Statement on Form S-1 (File No. 333-262114). Generally, such forward-looking information or forward-looking statements can be identified by the use of forward-looking terminology such as "plans", "expects" or "does not expect", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "anticipates" or "does not anticipate", or "believes", or variations of such words and phrases or may contain statements that certain actions, events or results "may", "could", "would", "might" or "will be taken", "will continue", "will occur" or "will be achieved". Forward-looking information may relate to anticipated events or results including, but not limited to business strategy, leasing terms, high-level occupancy rates, and sales and growth plans. The financial projection provided herein are based on certain assumptions and existing and anticipated market, travel and public health conditions, all of which may change. The forward-looking information and forward-looking statements contained in this current report are made as of the date of this current report, and the Company does not undertake to update any forward-looking information and/or forward-looking statements that are contained or referenced herein, except in accordance with applicable securities laws.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description

10.1	Form of Hotel Management Agreement
99.1	Press Release, dated November 7, 2022
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2022	LUXURBAN HOTELS INC.

	By:	/s/ Brian Ferdinand
Name: Brian Ferdinand
Title: Chief Executive Officer and Chairman